UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23494

T. Rowe Price Exchange-Traded Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher

100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2022

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1

ANNUAL REPORT
October 31, 2022
T. ROWE PRICE
TAGG	QM U.S. Bond ETF
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T. ROWE PRICE QM U.S. BOND ETF

HIGHLIGHTS
■	The QM U.S. Bond ETF produced significantly negative returns and underperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the reporting period.
■	Sector allocation was the primary detractor from relative results, where an overweight to agency mortgage-backed securities detracted.
■	The fund trimmed exposure to investment-grade corporate credit. We remained overweight in investment-grade corporates on a nominal basis to earn additional yield versus the benchmark but stayed underweight on a risk-weighted basis.
■	We continue to look to earn yield in the portfolio above the benchmark and to use our research capabilities to take advantage of the structural inefficiencies that are prevalent in fixed income markets and benchmarks.
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T. ROWE PRICE QM U.S. BOND ETF

Market Commentary
Dear Shareholder
Nearly all major global stock and bond indexes fell sharply during your fund’s fiscal year, the 12-month period ended October 31, 2022, as investors contended with persistently high inflation, tightening financial conditions, and slowing economic and corporate earnings growth.
Double-digit losses were common in equity markets around the world, and bond investors also faced a historically tough environment amid a sharp rise in interest rates. Value shares declined but outperformed growth stocks by a considerable margin as equity investors turned risk averse and as rising rates put downward pressure on growth stock valuations. Emerging markets stocks generally underperformed shares in developed markets. Meanwhile, the U.S. dollar strengthened versus most currencies during the period, which weighed on returns for U.S. investors in international securities.
Energy was one of the few bright spots for investors, as oil prices jumped in response to Russia’s invasion of Ukraine and the ensuing commodity supply crunch, which helped some commodity-exporting nations in Latin America and the Middle East deliver positive equity returns. While results varied somewhat by region, typically defensive sectors, such as utilities, consumer staples, and health care, also held up relatively well. Conversely, diminishing consumer confidence put a damper on returns in the consumer discretionary sector, and information technology and communication services shares also suffered large reversals.
Inflation remained a leading concern for investors throughout the period. The war in Ukraine exacerbated already existing supply chain problems, and other factors, such as the impact of the fiscal and monetary stimulus enacted during the pandemic, exerted upward pressure on consumer demand and prices. While investors held out hope that inflation had peaked during the summer, inflation measures remained elevated. In the U.S., the core consumer price index, which excludes volatile food and energy costs, hit a 40-year high in September, while eurozone inflation reached a record level in October’s preliminary report.
In response to persistent inflation, global central banks began to tighten monetary policy. The Federal Reserve, which at the end of 2021 had forecast that it would only need to raise interest rates 0.75 percentage point in all of 2022, rapidly shifted in a hawkish direction and raised its short-term lending benchmark from near zero in March to a target range of 3.75% to 4.00% by early November and indicated that additional hikes are likely. The European Central Bank, meanwhile, raised its key interest rate to its highest level since 2009.

T. ROWE PRICE QM U.S. BOND ETF

Bond yields increased considerably across the Treasury yield curve as the Fed tightened monetary policy, with the yield on the benchmark 10-year U.S. Treasury note climbing from 1.55% at the start of the period to 4.10% at the end of October. The sharp increase in yields led to historically weak results across the fixed income market, with the Bloomberg U.S. Aggregate Bond Index recording its worst month since 1980 in September. (Bond prices and yields move in opposite directions.)
On a positive note, the U.S. jobs market remained resilient during the period, and the initial reading on gross domestic product for the third quarter returned to positive territory after two slightly negative quarters. However, recession fears also grew as corporate earnings slowed and manufacturing gauges drifted toward contraction levels.
The past year has been an exceptionally trying time for investors as substantial sell-offs were the norm across both stocks and bonds, and we believe that volatility may continue in the near term as central banks tighten policy amid slowing economic growth. However, in our view, valuations have become more attractive across many market sectors during the downturn, which provides potential opportunities for selective investors focused on fundamentals.
We believe this environment makes skilled active management a critical tool for identifying risks and opportunities, and our investment teams will continue to use fundamental research to identify securities that can add value to your portfolio over the long term.
Thank you for your continued confidence in T. Rowe Price.
Sincerely,
Robert Sharps
CEO and President

T. ROWE PRICE QM U.S. BOND ETF

Management’s Discussion of Fund Performance
INVESTMENT OBJECTIVE
The fund seeks to provide a total return that exceeds the performance of the U.S. investment-grade bond market.
FUND COMMENTARY
How did the fund perform in the past 12 months?
The QM U.S. Bond ETF returned -16.09% (based on net asset value) and -16.32% (at market price) for the 12 months through October 31, 2022, underperforming the Bloomberg U.S. Aggregate Bond Index, as shown in the Performance Comparison table. (Past performance cannot guarantee future results.)
What factors influenced the fund’s performance?
The fund recorded deeply negative returns and trailed the benchmark for the previous 12-month period. A sharp rise in Treasury yields and widening credit spreads led to a significant downturn in the bond market. (Credit spreads measure the additional yield that investors demand to hold a bond with credit risk compared with a high-quality government security with a comparable maturity.)
PERFORMANCE COMPARISON
	Total Return
Periods Ended 10/31/22	6 Months	12 months
QM U.S. Bond ETF (Based on Net Asset Value)	-7.31%	-16.09%
QM U.S. Bond ETF (At Market Price)*	-7.61	-16.32
Bloomberg U.S. Aggregate Bond Index	-6.86	-15.68
*Market returns are based on the midpoint of the bid/ask spread at market close (typically, 4 p.m. ET) and do not represent returns an investor would have received if shares were traded at other times.

T. ROWE PRICE QM U.S. BOND ETF

Treasury yields increased across the curve as investors reacted to the Federal Reserve's increasingly hawkish approach to monetary policy in the face of persistent inflation.
Sector allocation was the primary detractor from relative results, where an overweight to agency mortgage-backed securities (MBS) detracted. Mortgage bonds experienced meaningful spread widening as investors demanded greater compensation for interest rate and Fed policy risk, and durations extended with the dramatic rise in mortgage rates. (Duration measures a bond’s or a bond portfolio’s sensitivity to interest rate changes.)
Overweight allocations to asset-backed securities and commercial mortgage-backed securities also detracted. Yield spreads versus Treasuries broadly widened with the Fed expeditiously tightening financial conditions and the global macro backdrop deteriorating amid an assortment of risks. However, our decision to underweight investment-grade (IG) corporates on a risk-adjusted basis contributed in this decidedly risk-off environment.
Security selection was mixed overall. The fund’s selections in agency MBS added to results. Our preference for higher-coupon, shorter-duration agency MBS helped as rising rates and an increasingly hawkish Fed took a greater toll on longer-duration securities. Lower coupons, which make up a large portion of the Fed’s balance sheet, also came under pressure as the central bank began running down its balance sheet. However, security selection detracted among government-related holdings. Overweight exposure to taxable municipal bonds— which is high quality but has somewhat more credit risk than bonds issued by the U.S. government—weighed on performance as taxable municipal debt underperformed U.S. government agency debt in a volatile environment.
How is the fund positioned?
Over the past 12 months, the most significant change from a sector allocation perspective was a reduction in IG corporate credit. We remained overweight in IG corporates on a nominal basis to earn additional yield versus the benchmark but underweight on a risk-weighted basis. We continued to favor the shorter-maturity segments of the corporate credit curve, where we believe wider spreads may offer attractive value with less duration risk than seen in the longer end of the maturity spectrum. However, despite improved valuations, we were reluctant to add to corporate credit overall due to concerns that spreads could widen more if recession fears grow stronger.

T. ROWE PRICE QM U.S. BOND ETF

CREDIT QUALITY DIVERSIFICATION
Based on net assets as of 10/31/22.
Sources: Credit ratings for the securities held in the fund are provided by Moody’s, Standard & Poor’s, and Fitch and are converted to the Standard & Poor’s nomenclature. A rating of AAA represents the highest-rated securities, and a rating of D represents the lowest-rated securities. If the rating agencies differ, the highest rating is applied to the security. If a rating is not available, the security is classified as Not Rated. T. Rowe Price uses the rating of the underlying investment vehicle to determine the creditworthiness of credit default swaps. The fund is not rated by any agency.
*U.S. government agency securities are issued or guaranteed by a U.S. government agency and may include conventional pass-through securities and collateralized mortgage obligations; unlike Treasuries, government agency securities are not issued directly by the U.S. government and are generally unrated but may have credit support from the U.S. Treasury (e.g., FHLMC and FNMA issues) or a direct government guarantee (e.g., GNMA issues). Therefore, this category may include rated and unrated securities.
**U.S. Treasury securities are issued by the U.S. Treasury and are backed by the full faith and credit of the U.S. government. The ratings of U.S. Treasury securities are derived from the ratings on the U.S. government.

T. ROWE PRICE QM U.S. BOND ETF

Meanwhile, the fund’s exposure to U.S. Treasuries rose over the past year, though the portfolio remained underweight as we looked to earn additional yield versus the benchmark in corporate and securitized sectors. Interest rate volatility has been painful for fixed income investors over the past 12 months as the Treasury market adjusted to the Federal Reserve’s hawkish pivot. However, higher all-in yields for U.S. Treasuries stood at attractive levels, especially considering the liquidity and higher quality that U.S. Treasuries offer compared with other fixed income sectors.
Similarly, the fund remained overweight agency MBS nominally, preserving its sizable allocation to the sector throughout the period. We believe that agency MBS, which are backed by the full faith and credit of the U.S. federal government, could offer compelling opportunities after some recent weakness. In addition to relatively attractive valuations, the technical picture has improved. Supply is expected to greatly diminish with mortgage rates at their highest levels since before the 2008 financial crisis. Any decline in rate volatility would also be an added fundamental support for the sector.
In terms of interest rate management, we began the period with a slightly short duration posture relative to the benchmark, which contributed through our last report. However, in the second half of the year, we moved to a slightly longer-duration position—which the fund generally favors unless our research platform has a strong conviction on the path of rates, as recession risks seemed to be growing. Over longer time periods, we believe a slightly longer duration bias can help dampen some of the volatility stemming from the fund’s credit sector overweights. Along the curve, we held a very slight steepening posture as the front of the curve looks more attractive on a duration-adjusted basis relative to the longer end.
What is portfolio management’s outlook?
The policies of the Federal Reserve have been resolutely hawkish and affirmed the idea that containing inflation remains the central bank’s top priority. With financial conditions clearly tightening, we expect that the economy will continue to slow and that inflation pressures should begin to ease. Although the Fed has indicated that it is likely to soon slow the pace of monetary tightening, economic data have remained strong enough to keep the Fed on a tightening path, leaving yields vulnerable to rising further.
Volatility in both Treasury rates and risk assets is likely to continue as financial conditions turn more restrictive, and U.S. markets also face external challenges, including a looming energy crisis and recession in Europe as well as a slowdown

T. ROWE PRICE QM U.S. BOND ETF

in China. We believe this volatility could generate opportunities to buy bonds at relatively attractive valuations, and we will look to take advantage of any dislocations that arise.
The speed at which the Fed is tightening monetary policy leaves us wary of the potential for policy mistakes or collateral damage to credit markets. Accordingly, we expect to maintain a defensive investment posture with ample liquidity until the market more fully prices in recession risk or inflation calms enough to allow the Fed to unequivocally pivot to a less hawkish policy stance.
We continue to look to earn yield in the portfolio above the benchmark and to use our research capabilities to take advantage of the structural inefficiencies that are prevalent in fixed income markets and benchmarks. We remain confident in our differentiated approach to bond indexing, which is built on a foundation of quantitative portfolio construction elements, augmented with fundamental insights from our deep global credit research platform.
The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T. ROWE PRICE QM U.S. BOND ETF

RISKS OF INVESTING IN FIXED INCOME SECURITIES
Funds that invest in fixed income securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades and defaults on scheduled interest and principal payments. Mortgage-backed securities are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which results from an increase in interest rates that causes a mortgage bond’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the fund’s sensitivity to rising interest rates and its potential for price declines.
BENCHMARK INFORMATION
Note: Bloomberg® and Bloomberg U.S. Aggregate Bond Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by T. Rowe Price. Bloomberg is not affiliated with T. Rowe Price, and Bloomberg does not approve, endorse, review, or recommend its products. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to its products.
Note: Copyright © 2022 Fitch Ratings, Inc., Fitch Ratings Ltd. and its subsidiaries.
Note: © 2022, Moody’s Corporation, Moody’s Investors Service, Inc., Moody’s Analytics, Inc. and/or their licensors and affiliates (collectively, “Moody’s”). All rights reserved. Moody’s ratings and other information (“Moody’s Information”) are proprietary to Moody’s and/or its licensors and are protected by copyright and other intellectual property laws. Moody’s Information is licensed to Client by Moody’s. MOODY’S INFORMATION MAY NOT BE COPIED OR OTHERWISE REPRODUCED, REPACKAGED, FURTHER TRANSMITTED, TRANSFERRED, DISSEMINATED, REDISTRIBUTED OR RESOLD, OR STORED FOR SUBSEQUENT USE FOR ANY SUCH PURPOSE, IN WHOLE OR IN PART, IN ANY FORM OR MANNER OR BY ANY MEANS WHATSOEVER, BY ANY PERSON WITHOUT MOODY’S PRIOR WRITTEN CONSENT. Moody's ® is a registered trademark.
Note: Copyright © 2022, S&P Global Market Intelligence (and its affiliates, as applicable). Reproduction of any information, data or material, including ratings (“Content”) in any form is prohibited except with the prior written permission

T. ROWE PRICE QM U.S. BOND ETF

of the relevant party. Such party, its affiliates and suppliers (“Content Providers”) do not guarantee the accuracy, adequacy, completeness, timeliness or availability of any Content and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such Content. In no event shall Content Providers be liable for any damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with any use of the Content. A reference to a particular investment or security, a rating or any observation concerning an investment that is part of the Content is not a recommendation to buy, sell or hold such investment or security, does not address the appropriateness of an investment or security and should not be relied on as investment advice. Credit ratings are statements of opinions and are not statements of fact.

T. ROWE PRICE QM U.S. BOND ETF

GROWTH OF $10,000
This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.
QM U.S. Bond ETF
Note: See the Average Annual Compound Total Return table.
AVERAGE ANNUAL COMPOUND TOTAL RETURN
Periods Ended 10/31/22	One Year	Year Ended 10/31/22
QM U.S. Bond ETF (Based on Net Asset Value)	-16.09%	-14.93%
QM U.S. Bond ETF (At Market Price)	-16.32	-15.06
This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns. Past performance cannot guarantee future results. Market returns are based on the midpoint of the bid/ask spread at market close (typically, 4 p.m. ET) and do not represent returns an investor would have received if shares were traded at other times.

T. ROWE PRICE QM U.S. BOND ETF

PREMIUM/DISCOUNT INFORMATION
The frequency at which the daily market prices were at a discount or premium to the fund’s net asset value is available on the fund’s website (troweprice.com).
EXPENSE RATIO
QM U.S. Bond ETF	0.08%
The expense ratio shown is as of the fund’s most recent prospectus. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, includes acquired fund fees and expenses but does not include fee or expense waivers.

T. ROWE PRICE QM U.S. BOND ETF

FUND EXPENSE EXAMPLE
As a shareholder, you may incur two types of costs: (1) transaction costs, such as brokerage commissions on purchases and sales, and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.
Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as brokerage commissions paid on purchases and sales of shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE QM U.S. BOND ETF

FUND EXPENSE EXAMPLE (continued)
QM U.S. Bond ETF

	Beginning Account Value 5/1/22	Ending Account Value 10/31/22	Expenses Paid During Period* 5/1/22 to 10/31/22
Actual	$1,000.00	$926.90	$0.39
Hypothetical (assumes 5% return before expenses)	1,000.00	1,024.80	0.41

*	Expenses are equal to the fund’s annualized expense ratio for the 6-month period (0.08%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), and divided by the days in the year (365) to reflect the half-year period.

T. ROWE PRICE QM U.S. BOND ETF

QUARTER-END RETURNS
Period Ended 9/30/22	One Year	Year Ended 10/31/22
QM U.S. Bond ETF (Based on Net Asset Value)	-14.90%	-14.79%
QM U.S. Bond ETF (At Market Price)	-14.99	-14.83
The fund’s performance information represents only past performance and is not necessarily an indication of future results. Current performance may be lower or higher than the performance data cited. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. Market returns are based on the midpoint of the bid/ask spread at market close (typically, 4 p.m. ET) and do not represent returns an investor would receive if shares were traded at other times. For the most recent month-end performance, please visit our website (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.
This table provides returns through the most recent calendar quarter-end rather than through the end of the fund’s fiscal period. It shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

T. ROWE PRICE QM U.S. BOND ETF

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	Year Ended	9/28/21 (1) Through
	10/31/22	10/31/21
NET ASSET VALUE
Beginning of period	$ 49.96	$ 50.00
Investment activities
Net investment income(2) (3)	0.90	0.06
Net realized and unrealized gain/loss	(8.87)	(0.07)
Total from investment activities	(7.97)	(0.01) (4)
Distributions
Net investment income	(0.87)	(0.03)
Net realized gain	(0.01)	-
Total distributions to shareholders	(0.88)	(0.03)
NET ASSET VALUE
End of period	$ 41.11	$ 49.96

T. ROWE PRICE QM U.S. BOND ETF

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	Year Ended	9/28/21 (1) Through
	10/31/22	10/31/21
Ratios/Supplemental Data
Total return, based on NAV(3) (5)	(16.09)%	(0.08)%
Ratios to average net assets:(3)
Gross expenses before waivers/payments by Price Associates	0.08%	0.08% (6)
Net expenses after waivers/payments by Price Associates	0.08%	0.08% (6)
Net investment income	1.96%	1.29% (6)
Portfolio turnover rate(7)	403.7%	50.9%
Portfolio turnover rate, excluding mortgage dollar roll transactions	35.1%	11.7%
Net assets, end of period (in thousands)	$ 35,973	$ 27,477

(1)	Inception date
(2)	Per share amounts calculated using average shares outstanding method.
(3)	See Note 6 for details to expense-related arrangements with Price Associates.
(4)	The amount presented is inconsistent with the fund's results of operations because of the timing of redemptions of fund shares in relation to fluctuating market values for the investment portfolio.
(5)	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.
(6)	Annualized
(7)	See Note 4. The portfolio turnover rate calculation includes purchases and sales from the mortgage dollar roll transactions.
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE QM U.S. BOND ETF

October 31, 2022
PORTFOLIO OF INVESTMENTS‡	Par/Shares	$ Value
(Amounts in 000s)
ASSET-BACKED SECURITIES 2.8%
Car Loan 0.9%
AmeriCredit Automobile Receivables Trust, Series 2020-1, Class C, 1.59%, 10/20/25	100	96
CarMax Auto Owner Trust, Series 2021-1, Class D, 1.28%, 7/15/27	100	88
Carvana Auto Receivables Trust, Series 2021-P4, Class C, 2.33%, 2/10/28	45	38
Exeter Automobile Receivables Trust, Series 2021-4A, Class C, 1.46%, 10/15/27	65	60
Santander Drive Auto Receivables Trust, Series 2022-3, Class C, 4.49%, 8/15/29	40	37
		319
Other Asset-Backed Securities 0.6%
Symphony Static, Series 2021-1A, Class A, CLO, FRN, 3M USD LIBOR + 0.83%, 5.188%, 10/25/29 (1)	222	217
		217
Student Loan 1.3%
Navient Private Education Refi Loan Trust, Series 2019-CA, Class A2, 3.13%, 2/15/68 (1)	117	111
Navient Private Education Refi Loan Trust, Series 2020-A, Class A2A, 2.46%, 11/15/68 (1)	159	141
Navient Private Education Refi Loan Trust, Series 2021-A, Class A, 0.84%, 5/15/69 (1)	86	73
Nelnet Student Loan Trust, Series 2021-CA, Class AFX, 1.32%, 4/20/62 (1)	73	63
Nelnet Student Loan Trust, Series 2021-DA, Class AFX, 1.63%, 4/20/62 (1)	104	92
		480
Total Asset-Backed Securities (Cost $1,117)		1,016

T. ROWE PRICE QM U.S. BOND ETF

	Par/Shares	$ Value
(Amounts in 000s)
CORPORATE BONDS 30.3%
FINANCIAL INSTITUTIONS 14.1%
Banking 8.3%
Ally Financial, 2.20%, 11/2/28	35	27
Bank of America, VR, 0.976%, 4/22/25 (2)	100	93
Bank of America, VR, 2.572%, 10/20/32 (2)	65	49
Bank of America, VR, 2.592%, 4/29/31 (2)	125	99
Bank of America, VR, 2.676%, 6/19/41 (2)	60	38
Bank of America, VR, 3.824%, 1/20/28 (2)	10	9
Bank of America, VR, 4.244%, 4/24/38 (2)	15	12
Bank of America, 5.875%, 2/7/42	15	14
Bank of Montreal, 2.65%, 3/8/27	70	62
Barclays, VR, 2.279%, 11/24/27 (2)	200	165
Capital One Financial, VR, 2.359%, 7/29/32 (2)	50	34
Capital One Financial, 3.65%, 5/11/27	30	27
Capital One Financial, 3.90%, 1/29/24	85	83
Capital One Financial, 4.20%, 10/29/25	25	24
Citigroup, VR, 3.106%, 4/8/26 (2)	25	23
Citigroup, VR, 3.887%, 1/10/28 (2)	250	229
Citigroup, 4.65%, 7/30/45	15	12
Citigroup, 5.875%, 1/30/42	20	19
Discover Financial Services, 3.75%, 3/4/25	105	100
Fifth Third Bancorp, 1.625%, 5/5/23	75	74
Goldman Sachs Group, VR, 1.948%, 10/21/27 (2)	65	55
Goldman Sachs Group, VR, 2.615%, 4/22/32 (2)	150	115
Goldman Sachs Group, VR, 3.272%, 9/29/25 (2)	10	9
Goldman Sachs Group, 3.80%, 3/15/30	15	13
Goldman Sachs Group, 4.25%, 10/21/25	25	24
Goldman Sachs Group, 6.75%, 10/1/37	15	15
HSBC Holdings, VR, 1.162%, 11/22/24 (2)	200	187
JPMorgan Chase, VR, 1.578%, 4/22/27 (2)	125	107
JPMorgan Chase, VR, 2.956%, 5/13/31 (2)	160	127
JPMorgan Chase, VR, 3.109%, 4/22/51 (2)	15	9

T. ROWE PRICE QM U.S. BOND ETF

	Par/Shares	$ Value
(Amounts in 000s)
JPMorgan Chase, VR, 3.54%, 5/1/28 (2)	15	13
JPMorgan Chase, VR, 3.882%, 7/24/38 (2)	75	58
KeyCorp, VR, 3.878%, 5/23/25 (2)	40	39
Morgan Stanley, 3.125%, 7/27/26	135	123
Morgan Stanley, VR, 3.622%, 4/1/31 (2)	10	9
Morgan Stanley, VR, 3.971%, 7/22/38 (2)	110	87
Morgan Stanley, 4.30%, 1/27/45	15	11
PNC Financial Services Group, VR, 4.626%, 6/6/33 (2)	110	97
Royal Bank of Canada, 2.30%, 11/3/31	50	38
Standard Chartered, VR, 1.822%, 11/23/25 (1)(2)	200	179
Sumitomo Mitsui Financial Group, 3.748%, 7/19/23	90	89
Toronto-Dominion Bank, 4.456%, 6/8/32	95	85
Truist Financial, VR, 4.123%, 6/6/28 (2)	80	74
Wells Fargo, VR, 2.188%, 4/30/26 (2)	35	32
Wells Fargo, VR, 2.393%, 6/2/28 (2)	235	201
		2,989
Brokerage Asset Managers Exchanges 0.0%
Intercontinental Exchange, 1.85%, 9/15/32	15	11
		11
Finance Companies 0.7%
AerCap Ireland Capital, 2.45%, 10/29/26	150	127
Air Lease, 2.20%, 1/15/27	15	12
Avolon Holdings Funding, 3.95%, 7/1/24 (1)	75	70
Park Aerospace Holdings, 5.50%, 2/15/24 (1)	45	44
		253
Insurance 2.8%
Anthem, 2.25%, 5/15/30	60	48
Anthem, 4.101%, 3/1/28	15	14
Anthem, 4.55%, 3/1/48	30	24
Anthem, 4.65%, 1/15/43	10	8
Aon, 3.875%, 12/15/25	95	91

T. ROWE PRICE QM U.S. BOND ETF

	Par/Shares	$ Value
(Amounts in 000s)
Brighthouse Financial Global Funding, 1.00%, 4/12/24 (1)	50	47
Chubb INA Holdings, 3.35%, 5/15/24	85	83
Equitable Holdings, 3.90%, 4/20/23	75	75
Fidelity National Financial, 4.50%, 8/15/28	70	65
First American Financial, 4.60%, 11/15/24	70	68
Health Care Service, 2.20%, 6/1/30 (1)	15	12
Humana, 2.15%, 2/3/32	85	64
Humana, 3.70%, 3/23/29	20	18
Jackson Financial, 1.125%, 11/22/23	65	62
Marsh & McLennan, 3.50%, 6/3/24	20	19
New York Life Insurance, 3.75%, 5/15/50 (1)	20	14
Principal Financial Group, 2.125%, 6/15/30	45	35
Principal Financial Group, 3.40%, 5/15/25	10	10
Principal Financial Group, 3.70%, 5/15/29	45	40
Principal Life Global Funding II, 0.75%, 4/12/24 (1)	70	65
Principal Life Global Funding II, 1.25%, 6/23/25 (1)	45	40
Teachers Insurance & Annuity Association of America, 4.27%, 5/15/47 (1)	20	16
UnitedHealth Group, 2.00%, 5/15/30	10	8
UnitedHealth Group, 3.50%, 8/15/39	70	53
UnitedHealth Group, 4.20%, 1/15/47	35	28
UnitedHealth Group, 4.75%, 7/15/45	15	13
		1,020
Real Estate Investment Trusts 2.3%
Alexandria Real Estate Equities, 3.95%, 1/15/27	40	37
Alexandria Real Estate Equities, 4.00%, 2/1/50	40	28
Boston Properties, 3.125%, 9/1/23	120	118
Brixmor Operating Partnership, 3.85%, 2/1/25	60	57
Brixmor Operating Partnership, 3.90%, 3/15/27	15	13
Brixmor Operating Partnership, 4.05%, 7/1/30	15	13
Essex Portfolio, 2.65%, 3/15/32	35	27
Essex Portfolio, 3.875%, 5/1/24	45	44
Essex Portfolio, 4.50%, 3/15/48	20	15

T. ROWE PRICE QM U.S. BOND ETF

	Par/Shares	$ Value
(Amounts in 000s)
GAIF Bond Issuer, 3.40%, 9/30/26 (1)	15	14
Healthpeak Properties, 2.125%, 12/1/28	15	12
Healthpeak Properties, 2.875%, 1/15/31	15	12
Hudson Pacific Properties, 3.25%, 1/15/30	15	12
Kilroy Realty, 3.45%, 12/15/24	35	33
Kilroy Realty, 4.375%, 10/1/25	65	62
Life Storage, 4.00%, 6/15/29	15	13
Physicians Realty, 2.625%, 11/1/31	15	11
Prologis, 4.00%, 9/15/28	35	32
Public Storage, 1.95%, 11/9/28	35	29
Realty Income, 3.95%, 8/15/27	25	23
Realty Income, 4.625%, 11/1/25	45	44
Regency Centers, 3.60%, 2/1/27	40	37
Simon Property Group, 3.375%, 10/1/24	110	106
Simon Property Group, 3.80%, 7/15/50	35	24
		816
Total Financial Institutions		5,089
INDUSTRIAL 14.8%
Basic Industry 0.1%
LYB International Finance II, 3.50%, 3/2/27	25	23
		23
Capital Goods 1.1%
General Dynamics, 3.25%, 4/1/25	10	10
John Deere Capital, 2.125%, 3/7/25	50	47
John Deere Capital, 2.65%, 6/10/26	15	14
L3Harris Technologies, 3.832%, 4/27/25	20	19
Lockheed Martin, 4.07%, 12/15/42	15	12
Northrop Grumman, 3.85%, 4/15/45	15	11
Parker-Hannifin, 4.50%, 9/15/29	25	23
Republic Services, 2.50%, 8/15/24	70	67
Republic Services, 3.375%, 11/15/27	20	18
Roper Technologies, 2.00%, 6/30/30	85	65

T. ROWE PRICE QM U.S. BOND ETF

	Par/Shares	$ Value
(Amounts in 000s)
Roper Technologies, 2.95%, 9/15/29	25	21
Roper Technologies, 3.80%, 12/15/26	25	23
Waste Connections, 3.20%, 6/1/32	65	54
		384
Communications 3.5%
America Movil SAB de CV, 6.375%, 3/1/35	45	45
American Tower, 2.40%, 3/15/25	65	60
American Tower, 5.00%, 2/15/24	60	60
AT&T, 2.25%, 2/1/32	15	11
AT&T, 3.50%, 6/1/41	70	50
Charter Communications Operating, 2.80%, 4/1/31	35	27
Charter Communications Operating, 3.70%, 4/1/51	20	12
Charter Communications Operating, 4.50%, 2/1/24	60	59
Charter Communications Operating, 4.908%, 7/23/25	80	78
Comcast, 3.90%, 3/1/38	95	77
Comcast, 3.95%, 10/15/25	125	121
Cox Communications, 3.15%, 8/15/24 (1)	15	14
Crown Castle International, 2.25%, 1/15/31	25	19
Crown Castle International, 2.90%, 3/15/27	10	9
Crown Castle International, 3.70%, 6/15/26	25	23
Crown Castle International, 4.45%, 2/15/26	60	57
Magallanes, 5.05%, 3/15/42 (1)	95	69
Rogers Communications, 4.50%, 3/15/42 (1)	85	67
Time Warner Cable, 6.55%, 5/1/37	10	9
Time Warner Cable, 6.75%, 6/15/39	55	48
T-Mobile USA, 2.25%, 11/15/31	15	11
T-Mobile USA, 3.75%, 4/15/27	95	87
Verizon Communications, 2.65%, 11/20/40	165	105
Verizon Communications, 2.987%, 10/30/56	15	9
Verizon Communications, 4.00%, 3/22/50	10	7
Vodafone Group, 4.25%, 9/17/50	60	42

T. ROWE PRICE QM U.S. BOND ETF

	Par/Shares	$ Value
(Amounts in 000s)
WPP Finance 2010, 3.75%, 9/19/24	75	72
		1,248
Consumer Cyclical 2.4%
7-Eleven, 0.80%, 2/10/24 (1)	25	23
Amazon.com, 3.875%, 8/22/37	115	98
AutoZone, 1.65%, 1/15/31	30	22
AutoZone, 3.125%, 4/18/24	45	44
BMW US Capital, 3.80%, 4/6/23 (1)	75	75
GLP Capital, 5.375%, 11/1/23	45	44
Home Depot, 5.875%, 12/16/36	90	92
Hyundai Capital America, 2.65%, 2/10/25 (1)	15	14
Hyundai Capital America, 4.30%, 2/1/24 (1)	60	59
Hyundai Capital America, 5.75%, 4/6/23 (1)	70	70
McDonald's, 3.30%, 7/1/25	10	10
O'Reilly Automotive, 3.90%, 6/1/29	65	59
PACCAR Financial, 0.90%, 11/8/24	85	78
QVC, 4.45%, 2/15/25	10	9
QVC, 4.85%, 4/1/24	95	91
Ross Stores, 1.875%, 4/15/31	10	7
Ross Stores, 4.60%, 4/15/25	35	34
TJX, 1.60%, 5/15/31	30	22
		851
Consumer Non-Cyclical 3.6%
Abbott Laboratories, 1.15%, 1/30/28	10	8
Abbott Laboratories, 4.75%, 11/30/36	75	72
AbbVie, 3.20%, 5/14/26	15	14
AbbVie, 3.20%, 11/21/29	15	13
AbbVie, 4.45%, 5/14/46	40	32
AbbVie, 4.70%, 5/14/45	40	33
Anheuser-Busch InBev Finance, 4.90%, 2/1/46	15	13
Anheuser-Busch InBev Worldwide, 4.75%, 4/15/58	25	20
Anheuser-Busch InBev Worldwide, 5.45%, 1/23/39	15	14

T. ROWE PRICE QM U.S. BOND ETF

	Par/Shares	$ Value
(Amounts in 000s)
Anheuser-Busch InBev Worldwide, 5.55%, 1/23/49	60	57
AstraZeneca, 1.375%, 8/6/30	15	12
AstraZeneca, 4.00%, 9/18/42	50	41
BAT Capital, 2.789%, 9/6/24	15	14
BAT Capital, 3.557%, 8/15/27	65	57
BAT Capital, 4.39%, 8/15/37	40	29
Becton Dickinson & Company, 2.823%, 5/20/30	35	29
Becton Dickinson & Company, 3.70%, 6/6/27	45	42
Biogen, 2.25%, 5/1/30	80	63
Biogen, 3.15%, 5/1/50	15	9
Bristol-Myers Squibb, 2.90%, 7/26/24	100	97
Bristol-Myers Squibb, 3.40%, 7/26/29	7	6
Bristol-Myers Squibb, 4.25%, 10/26/49	15	12
Cigna, 3.75%, 7/15/23	90	89
Cigna, 4.125%, 11/15/25	60	58
CommonSpirit Health, 2.76%, 10/1/24	50	47
CommonSpirit Health, 2.782%, 10/1/30	20	16
CVS Health, 1.875%, 2/28/31	15	11
CVS Health, 2.70%, 8/21/40	15	10
CVS Health, 3.25%, 8/15/29	50	43
CVS Health, 5.125%, 7/20/45	10	9
Hackensack Meridian Health, 4.211%, 7/1/48	85	66
Hasbro, 3.00%, 11/19/24	25	24
Hasbro, 3.55%, 11/19/26	35	32
HCA, 4.125%, 6/15/29	50	44
HCA, 4.375%, 3/15/42 (1)	20	15
MedStar Health, Series 20A, 3.626%, 8/15/49	30	20
Memorial Sloan-Kettering Cancer Center, Series 2015, 4.20%, 7/1/55	10	8
Northwell Healthcare, 3.979%, 11/1/46	20	14
NYU Langone Hospitals, 4.368%, 7/1/47	15	12
Reynolds American, 4.45%, 6/12/25	20	19
Shire Acquisitions Investments Ireland, 2.875%, 9/23/23	35	34
Smithfield Foods, 5.20%, 4/1/29 (1)	15	14

T. ROWE PRICE QM U.S. BOND ETF

	Par/Shares	$ Value
(Amounts in 000s)
Stanford Health Care, Series 2018, 3.795%, 11/15/48	10	7
		1,279
Energy 1.7%
Boardwalk Pipelines, 3.40%, 2/15/31	25	20
Boardwalk Pipelines, 4.95%, 12/15/24	25	25
BP Capital Markets America, 3.41%, 2/11/26	45	42
Cameron LNG, 3.701%, 1/15/39 (1)	40	30
Canadian Natural Resources, 2.95%, 7/15/30	20	16
Devon Energy, 8.25%, 8/1/23	40	40
Enbridge, 4.00%, 10/1/23	70	69
Enbridge Energy Partners, 5.50%, 9/15/40	10	9
Energy Transfer, 5.25%, 4/15/29	20	19
Energy Transfer, 5.40%, 10/1/47	15	12
Energy Transfer, 6.50%, 2/1/42	25	23
Hess, 7.125%, 3/15/33	50	52
Pioneer Natural Resources, 1.125%, 1/15/26	10	9
Plains All American Pipeline, 3.60%, 11/1/24	20	19
Sabine Pass Liquefaction, 4.50%, 5/15/30	15	14
Schlumberger Holdings, 3.75%, 5/1/24 (1)	95	93
Shell International Finance, 0.375%, 9/15/23	65	62
TotalEnergies Capital International, 2.986%, 6/29/41	60	42
Transcontinental Gas Pipe Line, 4.60%, 3/15/48	10	8
Woodside Finance, 4.50%, 3/4/29 (1)	20	18
		622
Industrial Other 0.0%
Northwestern University, Series 2020, 2.64%, 12/1/50	20	12
		12
Technology 1.9%
Apple, 3.20%, 5/11/27	15	14
Apple, 3.35%, 2/9/27	165	156
CDW, 4.25%, 4/1/28	45	40

T. ROWE PRICE QM U.S. BOND ETF

	Par/Shares	$ Value
(Amounts in 000s)
Fiserv, 3.20%, 7/1/26	10	9
Keysight Technologies, 3.00%, 10/30/29	50	42
Keysight Technologies, 4.55%, 10/30/24	10	10
Moody's, 2.00%, 8/19/31	25	19
NXP, 2.50%, 5/11/31	65	49
NXP, 3.15%, 5/1/27	95	84
NXP, 3.40%, 5/1/30	15	12
Oracle, 3.60%, 4/1/40	15	10
QUALCOMM, 3.25%, 5/20/27	20	19
RELX Capital, 3.00%, 5/22/30	25	21
ServiceNow, 1.40%, 9/1/30	60	44
Visa, 2.70%, 4/15/40	35	25
VMware, 1.40%, 8/15/26	95	81
Western Union, 2.85%, 1/10/25	10	9
Western Union, 6.20%, 11/17/36	50	47
		691
Transportation 0.5%
American Airlines PTT, Series 2014-1, Class A, 3.70%, 10/1/26	9	7
Canadian Pacific Railway, 1.75%, 12/2/26	25	22
ERAC USA Finance, 4.50%, 2/15/45 (1)	10	8
Kansas City Southern, 2.875%, 11/15/29	25	21
Kansas City Southern, 3.50%, 5/1/50	15	10
Kansas City Southern, 4.70%, 5/1/48	10	8
Norfolk Southern, 5.59%, 5/17/25	15	15
Transurban Finance, 2.45%, 3/16/31 (1)	30	23
Transurban Finance, 4.125%, 2/2/26 (1)	15	14
Triton Container International, 0.80%, 8/1/23 (1)	70	67
		195
Total Industrial		5,305
UTILITY 1.4%
Electric 1.0%
AEP Texas, 4.70%, 5/15/32	30	27

T. ROWE PRICE QM U.S. BOND ETF

	Par/Shares	$ Value
(Amounts in 000s)
Berkshire Hathaway Energy, 6.125%, 4/1/36	25	25
Exelon, 3.40%, 4/15/26	15	14
IPALCO Enterprises, 3.70%, 9/1/24	30	29
Metropolitan Edison, 4.30%, 1/15/29 (1)	75	68
Mid-Atlantic Interstate Transmission, 4.10%, 5/15/28 (1)	15	14
Pacific Gas & Electric, 2.10%, 8/1/27	55	45
Southern, 4.40%, 7/1/46	50	39
Vistra Operations, 3.55%, 7/15/24 (1)	110	105
		366
Natural Gas 0.4%
APT Pipelines, 4.25%, 7/15/27 (1)	10	9
NiSource, 1.70%, 2/15/31	45	33
NiSource, 5.65%, 2/1/45	15	14
NiSource , 3.95%, 3/30/48	45	32
Sempra Energy, 3.30%, 4/1/25	50	48
		136
Total Utility		502
Total Corporate Bonds (Cost $13,003)		10,896
FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 0.2%
Sovereign 0.2%
United Mexican States, 4.75%, 3/8/44	100	76
		76
Total Foreign Government Obligations & Municipalities (Cost $102)		76
MUNICIPAL SECURITIES 2.1%
California 0.5%
Bay Area Toll Auth., Series S-10, 3.176%, 4/1/41	50	37
Bay Area Toll Auth., Build America, 2.574%, 4/1/31	50	42
California State University, 6.484%, 11/1/41	50	53

T. ROWE PRICE QM U.S. BOND ETF

	Par/Shares	$ Value
(Amounts in 000s)
Univ. of California Regents, Build America, 5.77%, 5/15/43	50	51
		183
Georgia 0.1%
Municipal Electric Auth. of Georgia, Build America, Vogtle Units, Series A, 6.637%, 4/1/57	40	40
		40
Illinois 0.2%
Chicago O'Hare Int'l Airport, Build America, Series B, 6.395%, 1/1/40	50	54
Cook County, Series B, GO, 6.36%, 11/15/33	25	26
		80
Louisiana 0.2%
Louisiana Local Government Environmental Facilities & Community Development Auth, Series A, 4.475%, 8/1/39	60	53
		53
Maryland 0.1%
Maryland Health & Higher Educational Facilities Auth., Series B, 4.815%, 7/1/43	40	34
		34
New York 0.2%
New York State Urban Dev. Sales Tax Revenue, Series B, 2.59%, 3/15/35	70	51
		51
Tennessee 0.1%
Metropolitan Government of Nashville & Davidson County, Series B, 3.235%, 7/1/52	75	43
		43
Texas 0.3%
Central Texas Regional Mobility Auth., Series E, 3.167%, 1/1/41	75	52

T. ROWE PRICE QM U.S. BOND ETF

	Par/Shares	$ Value
(Amounts in 000s)
Dallas/Fort Worth Int'l Airport, Series C, 2.843%, 11/1/46	65	44
Texas Private Activity Bond Surface Transportation, North Tarrant, Express, Series B, 3.922%, 12/31/49	30	21
		117
Virginia 0.3%
Univ. of Virginia, Series B, 2.584%, 11/1/51	75	45
Virginia Commonwealth Transportation Board, Build America, Series B, 5.35%, 5/15/35	50	50
		95
Wisconsin 0.1%
Public Finance Auth., Series B, 3.405%, 7/1/51	70	47
		47
Total Municipal Securities (Cost $1,044)		743
NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 6.7%
Collateralized Mortgage Obligations 3.0%
Angel Oak Mortgage Trust, Series 2019-5, Class A1, CMO, ARM, 2.593%, 10/25/49 (1)	35	33
Angel Oak Mortgage Trust, Series 2021-6, Class A3, CMO, ARM, 1.714%, 9/25/66 (1)	77	58
Barclays Mortgage Loan Trust, Series 2021-NQM1, Class A3, CMO, ARM, 2.189%, 9/25/51 (1)	66	54
Bayview MSR Opportunity Master Fund Trust, Series 2021-5, Class A20, CMO, ARM, 2.50%, 11/25/51 (1)	121	91
BRAVO Residential Funding Trust, Series 2021-NQM3, Class A1, CMO, ARM, 1.699%, 4/25/60 (1)	58	52
COLT Mortgage Trust, Series 2022-3, Class A1, CMO, ARM, 3.901%, 2/25/67 (1)	93	82
Connecticut Avenue Securities Trust, Series 2022-R01, Class 1M1, CMO, ARM, SOFR30A + 1.00%, 3.997%, 12/25/41 (1)	17	17
Ellington Financial Mortgage Trust, Series 2021-3, Class M1, CMO, ARM, 2.53%, 9/25/66 (1)	100	58
Freddie Mac STACR REMIC Trust, Series 2021-DNA6, Class M2, CMO, ARM, SOFR30A + 1.50%, 4.497%, 10/25/41 (1)	100	92

T. ROWE PRICE QM U.S. BOND ETF

	Par/Shares	$ Value
(Amounts in 000s)
Freddie Mac STACR REMIC Trust, Series 2021-DNA7, Class M1, CMO, ARM, SOFR30A + 0.85%, 3.847%, 11/25/41 (1)	58	56
Freddie Mac STACR REMIC Trust, Series 2021-HQA3, Class M1, CMO, ARM, SOFR30A + 0.85%, 3.847%, 9/25/41 (1)	91	86
Freddie Mac STACR REMIC Trust, Series 2022-DNA3, Class M1A, CMO, ARM, SOFR30A + 2.00%, 4.997%, 4/25/42 (1)	61	59
Freddie Mac STACR REMIC Trust, Series 2022-HQA1, Class M1A, CMO, ARM, SOFR30A + 2.10%, 5.097%, 3/25/42 (1)	55	54
GCAT, Series 2021-NQM5, Class A1, CMO, ARM, 1.262%, 7/25/66 (1)	76	57
GNR, Series 2022-63, Class LM, CMO, ARM, 3.50%, 10/20/50	25	21
New Residential Mortgage Loan Trust, Series 2022-INV1, Class A4, CMO, ARM, 3.00%, 3/25/52 (1)	95	74
Verus Securitization Trust, Series 2019-INV3, Class A1, CMO, ARM, 2.692%, 11/25/59 (1)	95	91
Verus Securitization Trust, Series 2021-7, Class A1, CMO, ARM, 1.829%, 10/25/66 (1)	83	66
		1,101
Commercial Mortgage-Backed Securities 3.7%
Big Trust, Series 2022-BIG, Class A, ARM, 1M TSFR + 1.34%, 4.718%, 2/15/39 (1)	100	96
BWAY Trust, Series 2022-26BW, Class A, 3.402%, 2/10/44 (1)	100	76
BX Trust, Series 2021-ARIA, Class B, ARM, 1M USD LIBOR + 1.30%, 4.709%, 10/15/36 (1)	105	97
BX Trust, Series 2022-LP2, Class C, ARM, 1M TSFR + 1.56%, 4.937%, 2/15/39 (1)	93	88
CGCMT, Series 2017-C4, Class AS, 3.764%, 10/12/50	185	164
COMM Trust, Series 2015-CR23, Class A3, 3.23%, 5/10/48	40	38
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class B, 3.377%, 1/5/39 (1)	100	82
JPMBB Commercial Mortgage Securities Trust, Series 2015-C31, Class A3, 3.801%, 8/15/48	160	151

T. ROWE PRICE QM U.S. BOND ETF

	Par/Shares	$ Value
(Amounts in 000s)
Med Trust, Series 2021-MDLN, Class A, ARM, 1M USD LIBOR + 0.95%, 4.363%, 11/15/38 (1)	105	100
MHC Commercial Mortgage Trust, Series 2021-MHC, Class B, 1M USD LIBOR + 1.10%, 4.513%, 4/15/38 (1)	100	95
Morgan Stanley Capital I Trust, Series 2018-H4, Class A4, 4.31%, 12/15/51	175	161
NYO Commercial Mortgage Trust, Series 2021-1290, Class C, ARM, 1M USD LIBOR + 2.00%, 5.408%, 11/15/38 (1)	90	82
Wells Fargo Commercial Mortgage Trust, Series 2019-JWDR, Class A, ARM, 2.501%, 9/15/31 (1)	100	85
WFRBS Commercial Mortgage Trust, Series 2013-C11, Class A5, 3.071%, 3/15/45	2	2
		1,317
Total Non-U.S. Government Mortgage-Backed Securities (Cost $2,817)		2,418
U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 29.0%
U.S. Government Agency Obligations 21.0%
Federal National Mortgage Assn.
1.50%, 4/1/37 - 1/1/42	225	187
2.00%, 3/1/42 - 4/1/52	2,649	2,099
2.50%, 7/1/30 - 5/1/52	2,162	1,809
3.00%, 1/1/33 - 10/1/52	1,364	1,190
3.50%, 12/1/33 - 1/1/52	870	781
4.00%, 2/1/47 - 9/1/52	563	523
4.50%, 4/1/41 - 8/1/52	505	481
5.00%, 11/1/44 - 9/1/52	429	419
5.50%, 5/1/44	81	83
		7,572
U.S. Government Obligations 8.0%
Government National Mortgage Assn.
2.00%, 3/20/51 - 5/20/52	639	526
2.50%, 8/20/50 - 1/20/52	647	551
3.00%, 6/20/45 - 6/20/52	531	466
3.50%, 6/20/46 - 2/20/48	403	367

T. ROWE PRICE QM U.S. BOND ETF

	Par/Shares	$ Value
(Amounts in 000s)
4.00%, 10/20/40 - 10/20/52	170	158
4.50%, 10/20/47 - 10/20/52	265	254
5.00%, 8/20/47 - 7/20/50	123	121
Government National Mortgage Assn., TBA (3)
5.00%, 11/21/52	175	170
5.50%, 11/21/52	260	259
		2,872
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $11,893)		10,444
U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 28.3%
U.S.Treasury Obligations 28.3%
U. S. Treasury Bonds, 1.75%, 8/15/41	1,960	1,279
U. S. Treasury Bonds, 2.00%, 8/15/51	1,790	1,127
U. S. Treasury Bonds, 2.25%, 2/15/52	350	235
U. S. Treasury Notes, 0.125%, 8/31/23	1,110	1,068
U. S. Treasury Notes, 0.75%, 8/31/26 (4)	4,580	3,999
U. S. Treasury Notes, 1.25%, 8/15/31	1,490	1,185
U. S. Treasury Notes, 1.875%, 2/28/27	530	480
U. S. Treasury Notes, 2.50%, 4/30/24	250	242
U. S. Treasury Notes, 4.25%, 10/15/25	550	547
		10,162
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $12,194)		10,162

T. ROWE PRICE QM U.S. BOND ETF

	Par/Shares	$ Value
(Amounts in 000s)
SHORT-TERM INVESTMENTS 2.8%
Money Market Funds 2.8%
T. Rowe Price Government Reserve Fund, 3.21% (5)(6)	1,003	1,003
Total Short-Term Investments (Cost $1,003)		1,003
Total Investments 102.2% of Net Assets (Cost $43,173)		$ 36,758

‡	Par/Shares and Notional Amount are denominated in U.S. dollars unless otherwise noted.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total value of such securities at period-end amounts to $3,948 and represents 11.0% of net assets.
(2)	Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread are provided if the rate is currently floating.
(3)	To-Be-Announced purchase commitment. Total value of such securities at period-end amounts to $429 and represents 1.2% of net assets.
(4)	At October 31, 2022, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.
(5)	Seven-day yield
(6)	Affiliated Companies
1M TSFR	One month term SOFR (Secured overnight financing rate)
1M USD LIBOR	One month USD LIBOR (London interbank offered rate)
3M USD LIBOR	Three month USD LIBOR (London interbank offered rate)
ARM	Adjustable Rate Mortgage (ARM); rate shown is effective rate at period-end. The rates for certain ARMs are not based on a published reference rate and spread but may be determined using a formula based on the rates of the underlying loans.
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
GO	General Obligation
PTT	Pass-Through Trust
SOFR30A	30-day Average SOFR (Secured Overnight Financing Rate)
TBA	To-Be-Announced
USD	U.S. Dollar
VR	Variable Rate; rate shown is effective rate at period-end. The rates for certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and based on current market conditions.

T. ROWE PRICE QM U.S. BOND ETF

FUTURES CONTRACTS
($000s)

	Expiration Date	Notional Amount	Value and Unrealized Gain (Loss)
Long, 1 Ultra U.S. Treasury Bonds contracts	12/22	148	$ (20)
Long, 3 U.S. Treasury Notes ten year contracts	12/22	352	(20)
Long, 19 U.S. Treasury Notes five year contracts	12/22	2,103	(78)
Net payments (receipts) of variation margin to date			110
Variation margin receivable (payable) on open futures contracts			$ (8)
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE QM U.S. BOND ETF

AFFILIATED COMPANIES
($000s)
The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company that is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended October 31, 2022. Net realized gain (loss), investment income, change in net unrealized gain/loss, and purchase and sales cost reflect all activity for the period then ended.
Affiliate	Net Realized Gain (Loss)	Changes in Net Unrealized Gain/Loss	Investment Income
T. Rowe Price Government Reserve Fund	$ —#	$ —	$ 19+

Supplementary Investment Schedule
Affiliate	Value 5/31/22	Purchase Cost	Sales Cost	Value 10/31/22
T. Rowe Price Government Reserve Fund	$ 4,954	¤	¤	$ 1,003^

#	Capital gain distributions from mutual funds represented $0 of the net realized gain (loss).
+	Investment income comprised $19 of dividend income and $0 of interest income.
¤	Purchase and sale information not shown for cash management funds.
^	The cost basis of investments in affiliated companies was $1,003.
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE QM U.S. BOND ETF

October 31, 2022
     STATEMENT OF ASSETS AND LIABILITIES

($000s, except shares and per share amounts)
Assets
Investments in securities, at value (cost $43,173)	$ 36,758
Interest and dividends receivable	195
Cash	9
Total assets	36,962
Liabilities
Payable for investment securities purchased	979
Variation margin payable on futures contracts	8
Investment management and administrative fees payable	2
Total liabilities	989
NET ASSETS	$ 35,973
Net assets consists of:
Total distributable earnings (loss)	$ (7,372)
Paid-in capital applicable to 875,000 shares of $0.0001 par value capital stock outstanding; 4,000,000,000 shares authorized	43,345
NET ASSETS	$ 35,973
NET ASSET VALUE PER SHARE	$ 41.11
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE QM U.S. BOND ETF

     STATEMENT OF OPERATIONS

($000s)
Year ended 10/31/22
Investment Income (Loss)
Income
Interest	$ 752
Dividend	19
Total income	771
Investment management and administrative expense	30
Net investment income	741
Realized and Unrealized Gain / Loss
Net realized gain (loss)
Securities	(761)
Futures	(94)
Swaps	4
Net realized loss	(851)
Change in net unrealized gain / loss
Securities	(6,412)
Futures	(118)
Change in unrealized gain / loss	(6,530)
Net realized and unrealized gain / loss	(7,381)
DECREASE IN NET ASSETS FROM OPERATIONS	$ (6,640)
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE QM U.S. BOND ETF

     STATEMENT OF CHANGES IN NET ASSETS

($000s)
	Year ended 10/31/22	9/28/21 Through 10/31/21
Increase (decrease) in Net Assets
Operations
Net investment income	$ 741	$ 27
Net realized gain (loss)	(851)	1
Change in net unrealized gain / loss	(6,530)	(3)
Increase (decrease) in net assets from operations	(6,640)	25
Distributions to shareholders
Net earnings	(741)	(16)
Capital share transactions*
Shares sold	16,978	27,468
Shares redeemed	(1,101)	—
Increase in net assets from capital share transactions	15,877	27,468
Net Assets
Increase during period	8,496	27,477
Beginning of period	27,477	-
End of period	$ 35,973	$ 27,477
*Share information
Shares sold	350	550
Shares redeemed	(25)	—
Increase in shares outstanding	325	550
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE QM U.S. BOND ETF

     NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Exchange-Traded Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The QM U.S. Bond ETF (the fund) is a diversified, open-end management investment company established by the corporation. The fund incepted on September 28, 2021. The fund seeks to provide a total return that exceeds the performance of the U.S. investment-grade bond market.
NOTE  1  –   SIGNIFICANT ACCOUNTING POLICIES
Basis of Preparation
The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.
Investment Transactions, Investment Income, and Distributions
Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from other investment companies are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid monthly. A capital gain distribution, if any, may also be declared and paid by the fund annually. Dividends and distributions cannot be automatically reinvested in additional shares of the fund.

T. ROWE PRICE QM U.S. BOND ETF

Capital Share Transactions
The fund issues and redeems shares at its net asset value (NAV) only with Authorized Participants and only in large blocks of 25,000 shares (each, a “Creation Unit”). The fund’s NAV per share is computed at the close of the New York Stock Exchange (NYSE). However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Individual fund shares may not be purchased or redeemed directly with the fund. An Authorized Participant may purchase or redeem a Creation Unit of the fund each business day that the fund is open in exchange for the delivery of a designated portfolio of in-kind securities and/or cash. When purchasing or redeeming Creation Units, Authorized Participants are also required to pay a fixed and/or variable purchase or redemption transaction fee as well as any applicable additional variable charge to defray the transaction cost to a fund.
Individual fund shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. (NYSE Arca) and because the shares will trade at market prices rather than NAV, shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount). The fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the NYSE Arca is open.
Indemnification
In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.
NOTE  2  –   VALUATION
Security Valuation
The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fund's Board of Directors (the Board) has designated T. Rowe Price Associates, Inc. as the fund's valuation designee (Valuation Designee). Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages risks; establishes and applies fair value methodologies; tests fair value methodologies; and evaluates pricing vendors and

T. ROWE PRICE QM U.S. BOND ETF

pricing agents. The duties and responsibilities of the Valuation Designee are performed by its Valuation Committee. The Valuation Designee provides periodic reporting to the Board on valuation matters.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1  –  quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date
Level 2  –  inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)
Level 3  –  unobservable inputs (including the Valuation Designee's assumptions in determining fair value)
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.
Valuation Techniques
Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by independent pricing services or broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

T. ROWE PRICE QM U.S. BOND ETF

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Futures contracts are valued at closing settlement prices. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.
Investments for which market quotations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Designee. The Valuation Designee has adopted methodologies for determining the fair value of investments for which market quotations are not readily available or deemed unreliable, including the use of other pricing sources. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Designee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Designee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions. Fair value prices determined by the Valuation Designee could differ from those of other market participants, and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.
Valuation Inputs
The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on October 31, 2022 (for further detail by category, please refer to the accompanying Portfolio of Investments):

T. ROWE PRICE QM U.S. BOND ETF

($000s)	Level 1	Level 2	Level 3	Total Value
Assets
Fixed Income[1]	$ —	$ 35,755	$ —	$ 35,755
Short-Term Investments	1,003	—	—	1,003
Total	$ 1,003	$ 35,755	$ —	$ 36,758
Liabilties
Futures Contracts*	$ 118	$ —	$ —	$ 118

[1]	Includes Asset-Backed Securities, Corporate Bonds, Foreign Government Obligations & Municipalities, Municipal Securities, Non-U.S. Government Mortgage-Backed Securities, U.S. Government & Agency Mortgage-Backed Securities and U.S. Government Agency Obligations (Excluding Mortgage-Backed).
*	The fair value presented includes cumulative gain (loss) on open futures contracts; however, the net value reflected on the accompanying Portfolio of Investments is only the unsettled variation margin receivable (payable) at that date.
NOTE  3  –   DERIVATIVE INSTRUMENTS
During the year ended October 31, 2022, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, and may use them to establish both long and short positions within the fund’s portfolio. Potential uses include to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based.
The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The

T. ROWE PRICE QM U.S. BOND ETF

following table summarizes the fair value of the fund’s derivative instruments held as of October 31, 2022, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
($000s)	Location on Statement of Assets and Liabilities	Fair Value
Liabilities
Interest rate derivatives	Futures*	$ 118

*	The fair value presented includes cumulative gain (loss) on open futures contracts; however, the value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable (payable) at that date.
Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the period ended October 31, 2022, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:
($000s)	Location of Gain (Loss) on Statement of Operations
	Futures	Swaps	Total
Realized Gain (Loss)
Interest rate derivatives	$ (94)	$ —	$ (94)
Credit derivatives	—	4	4
Total	$ (94)	$ 4	$ (90)
Change in Unrealized Gain (Loss)
Interest rate derivative	$ (118)	$ —	$ (118)
Counterparty Risk and Collateral
The fund invests in exchange-traded or centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps. Counterparty risk on such derivatives is minimal because the clearinghouse provides protection against counterparty defaults. For futures, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

T. ROWE PRICE QM U.S. BOND ETF

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. While typically not sold in the same manner as equity or fixed income securities, exchange-traded derivatives may be closed out only on the exchange where the contracts were cleared. This ability is subject to the liquidity of underlying positions. As of October 31, 2022, securities valued at $53,000 had been posted by the fund for exchange-traded derivatives.
Futures Contracts
The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended October 31, 2022, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 2% and 8% of net assets.
Swaps
The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage both long and short exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with

T. ROWE PRICE QM U.S. BOND ETF

the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For bilateral swaps, premiums paid or received are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.
Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.
During the year ended October 31, 2022, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 0% and 4% of net assets.

T. ROWE PRICE QM U.S. BOND ETF

NOTE  4  –   OTHER INVESTMENT TRANSACTIONS
Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.
Restricted Securities
The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.
Collateralized Loan Obligations
The fund invests in collateralized loan obligations (CLOs) which are entities backed by a diversified pool of syndicated bank loans. The cash flows of the CLO can be split into multiple segments, called “tranches” or “classes”, which will vary in risk profile and yield. The riskiest segments, which are the subordinate or “equity” tranches, bear the greatest risk of loss from defaults in the underlying assets of the CLO and serve to protect the other, more senior, tranches. Senior tranches will typically have higher credit ratings and lower yields than the securities underlying the CLO. Despite the protection from the more junior tranches, senior tranches can experience substantial losses.
Mortgage-Backed Securities
The fund invests in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. MBS are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments.
TBA Purchase, Sale Commitments and Forward Settling Mortgage Obligations
The fund enters into to-be-announced (TBA) purchase or sale commitments (collectively, TBA transactions), pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be received or delivered by the fund are not identified at the trade date; however, the securities must meet specified terms, including rate and mortgage term, and be within industry-accepted “good delivery” standards. The fund may enter into TBA transactions with the intention of taking possession of or relinquishing the underlying securities, may elect to extend the settlement by “rolling” the

T. ROWE PRICE QM U.S. BOND ETF

transaction, and/or may use TBA transactions to gain or reduce interim exposure to underlying securities. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a TBA or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold.
To mitigate counterparty risk, the fund has entered into Master Securities Forward Transaction Agreements (MSFTA) with counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments and other forward settling mortgage obligations with a particular counterparty (collectively, MSFTA Transactions). At any time, the fund’s risk of loss from a particular counterparty related to its MSFTA Transactions is the aggregate unrealized gain on appreciated MSFTA Transactions in excess of unrealized loss on depreciated MSFTA Transactions and collateral received, if any, from such counterparty. As of October 31, 2022, no collateral was pledged by the fund or counterparties for MSFTA Transactions.
Dollar Rolls
The fund enters into dollar roll transactions, pursuant to which it sells a mortgage-backed TBA or security and simultaneously agrees to purchase a similar, but not identical, TBA with the same issuer, rate, and terms on a later date at a set price from the same counterparty. The fund may execute a “roll” to obtain better underlying mortgage securities or to enhance returns. While the fund may enter into dollar roll transactions with the intention of taking possession of the underlying mortgage securities, it may also close a contract prior to settlement or “roll” settlement to a later date if deemed to be in the best interest of shareholders. Actual mortgages received by the fund may be less favorable than those anticipated. The fund accounts for dollar roll transactions as purchases and sales, which has the effect of increasing its portfolio turnover rate.
LIBOR Transition
The fund may invest in instruments that are tied to reference rates, including the London Interbank Offered Rate (LIBOR). Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offered rates (IBOR).While publication for most LIBOR currencies and lesser-used USD LIBOR settings ceased immediately after December 31, 2021, remaining USD LIBOR settings will continue to be published until June 30, 2023. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the fund, or on certain instruments in which the fund invests, cannot yet be determined. The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely

T. ROWE PRICE QM U.S. BOND ETF

on LIBOR, a reduction in the value of certain instruments held by the fund, or a reduction in the effectiveness of related fund transactions such as hedges. Any such effects could have an adverse impact on the fund’s performance.
Other
Purchases and sales of portfolio securities excluding in-kind transactions and short-term and U.S. government securities aggregated $157,175,000 and $146,725,000, respectively, for the year ended October 31, 2022. Purchases and sales of U.S. government securities excluding in-kind transactions and short-term aggregated $5,266,000 and $2,917,000, respectively, for the year ended October 31, 2022.
NOTE  5  –   FEDERAL INCOME TAXES
Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.
The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.
Capital accounts within the financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments have no impact on results of operations or net assets and relate primarily to character of income on swaps.
The tax character of distributions paid for the periods presented was as follows:
($000s)
	October 31	October 31
	2022	2021
Ordinary income (including short-term capital gains, if any)	$ 741	$ 16

T. ROWE PRICE QM U.S. BOND ETF

At October 31, 2022, the tax-basis cost of investments, (including derivatives, if any) and gross unrealized appreciation and depreciation were as follows:
($000s)
Cost of investments	$ 43,237
Unrealized depreciation	(6,479)
Net unrealized appreciation (depreciation)	$ (6,479)
At October 31, 2022, the tax-basis components of accumulated net earnings (loss) were as follows:
($000s)
Undistributed ordinary income	$ 22
Net unrealized appreciation (depreciation)	(6,479)
Loss carryforwards and deferrals	(915)
Total distributable earnings (loss)	$ (7,372)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement purposes versus for tax purposes; these differences will reverse in a subsequent reporting period. The temporary differences relate primarily to the deferral of losses from wash sales and the realization of gains/losses on certain open derivative contracts. The loss carryforwards and deferrals primarily relate to capital loss carryforwards. Capital loss carryforwards are available indefinitely to offset future realized capital gains. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains.
NOTE  6  –   RELATED PARTY TRANSACTIONS
The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a sub-advisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.08% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management services and ordinary,

T. ROWE PRICE QM U.S. BOND ETF

recurring operating expenses, but does not cover interest and borrowing expenses; taxes; brokerage commissions and other transaction costs; fund proxy expenses; and nonrecurring and extraordinary expenses.
The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds (together, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public.
As of October 31, 2022, T. Rowe Price Group, Inc., or its wholly owned subsidiaries, owned 400,000 shares of the fund, representing 46% of the fund’s net assets.
The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended October 31, 2022, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.
NOTE  7  –   OTHER MATTERS
Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks.
Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.
In February 2022, Russian forces entered Ukraine and commenced an armed conflict leading to economic sanctions being imposed on Russia and certain of its citizens, creating impacts on Russian-related stocks and debt and greater volatility in global markets.

T. ROWE PRICE QM U.S. BOND ETF

These are recent examples of global events which may have a negative impact on the values of certain portfolio holdings or the fund's overall performance. Management is actively monitoring the risks and financial impacts arising from these events.

T. ROWE PRICE QM U.S. BOND ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors of T. Rowe Price Exchange-Traded Funds, Inc. and Shareholders of T. Rowe Price QM U.S. Bond ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price QM U.S. Bond ETF (one of the funds constituting T. Rowe Price Exchange-Traded Funds, Inc., referred to hereafter as the "Fund") as of October 31, 2022, the related statement of operations for the year ended October 31, 2022 and the statement of changes in net assets and the financial highlights for the year ended October 31, 2022 and for the period September 28, 2021 (Inception) through October 31, 2021, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year ended October 31, 2022 and the changes in its net assets and the financial highlights for the year ended October 31, 2022 and for the period September 28, 2021 (Inception) through October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

T. ROWE PRICE QM U.S. BOND ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(CONTINUED)
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Baltimore, Maryland
December 16, 2022
We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

T. ROWE PRICE QM U.S. BOND ETF

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/22
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.
For nonresident alien shareholders, $741,000 of income dividends are interest-related dividends.
INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS
A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-638-5660 or by accessing the SEC’s website, sec.gov.
The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:
https://www.troweprice.com/corporate/en/utility/policies.html
Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.
Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.
HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT is available electronically on the SEC’s website (sec.gov).

T. ROWE PRICE QM U.S. BOND ETF

Liquidity Risk Management Program
In accordance with Rule 22e-4 (Liquidity Rule) under the Investment Company Act of 1940, as amended, the fund has established a liquidity risk management program (Liquidity Program) reasonably designed to assess and manage the fund’s liquidity risk, which generally represents the risk that the fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the fund. The fund’s Board of Directors (Board) has appointed the fund’s investment adviser, T. Rowe Price Associates, Inc. (Adviser), as the administrator of the Liquidity Program. As administrator, the Adviser is responsible for overseeing the day-to-day operations of the Liquidity Program and, among other things, is responsible for assessing, managing, and reviewing with the Board at least annually the liquidity risk of each T. Rowe Price fund. The Adviser has delegated oversight of the Liquidity Program to a Liquidity Risk Committee (LRC), which is a cross-functional committee composed of personnel from multiple departments within the Adviser.
The Liquidity Program’s principal objectives include supporting the T. Rowe Price funds’ compliance with limits on investments in illiquid assets and mitigating the risk that the fund will be unable to timely meet its redemption obligations. The Liquidity Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the fund’s liquidity and the periodic classification and reclassification of a fund’s investments into categories that reflect the LRC’s assessment of their relative liquidity under current market conditions. Under the Liquidity Program, every investment held by the fund is classified at least monthly into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated time frames in current market conditions without significantly changing the investment’s market value.
As required by the Liquidity Rule, at a meeting held on July 25, 2022, the Board was presented with an annual assessment prepared by the LRC, on behalf of the Adviser, that addressed the operation of the Liquidity Program and assessed its adequacy and effectiveness of implementation, including any material changes to the Liquidity Program and the determination of each fund’s Highly Liquid Investment Minimum (HLIM). The annual assessment included consideration of the following factors, as applicable: the fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed conditions, including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives; short-term and long-term cash flow projections covering both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as available borrowing arrangements.
For the fund and other T. Rowe Price funds, the annual assessment incorporated a report related to a fund’s holdings, shareholder and portfolio concentration, any borrowings during the period, cash flow projections, and other relevant data for the period of April 1, 2021, through March 31, 2022. The report described the methodology for classifying a fund’s investments (including any derivative transactions) into one of four liquidity

T. ROWE PRICE QM U.S. BOND ETF

Liquidity Risk Management Program (continued)
categories, as well as the percentage of a fund’s investments assigned to each category. It also explained the methodology for establishing a fund’s HLIM and noted that the LRC reviews the HLIM assigned to each fund no less frequently than annually.
During the period covered by the annual assessment, the LRC has concluded, and reported to the Board, that the Liquidity Program continues to operate adequately and effectively and is reasonably designed to assess and manage the fund’s liquidity risk.

T. ROWE PRICE QM U.S. BOND ETF

ABOUT THE FUND’S DIRECTORS AND OFFICERS
Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. The directors who are also employees or officers of T. Rowe Price are considered to be interested directors because of their relationships with T. Rowe Price and its affiliates. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.
INDEPENDENT DIRECTORS(a)
Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
Teresa Bryce Bazemore (1959) 2019 [205]	President and Chief Executive Officer, Federal Home Loan
Bank of San Francisco (2021 to present); President, Radian Guaranty
(2008 to 2017); Chief Executive Officer, Bazemore Consulting LLC
2021); Director, First Industrial Realty Trust (2020 to present);
Director, Federal Home Loan Bank of Pittsburgh (2017 to 2019)
Ronald J. Daniels(b) (1959) 2019 [0]	President, The Johns Hopkins University and Professor, Political
Science Department, The Johns Hopkins University (2009 to present);
Director, Lyndhurst Holdings (2015 to present); Director, BridgeBio
Pharma, Inc. (2020 to present)
Bruce W. Duncan (1951) 2019 [205]	President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020 to
2021); Chief Executive Officer and Director (2009 to 2016), Chair of the
Board (2016 to 2020), and President (2009 to 2016), First Industrial
Realty Trust, owner and operator of industrial properties; Chair of the
Board (2005 to 2016) and Director (1999 to 2016), Starwood Hotels &
Resorts, a hotel and leisure company; Member, Investment Company
Institute Board of Governors (2017 to 2019); Member, Independent
Directors Council Governing Board (2017 to 2019); Senior Advisor, KKR
(2018 to present); Director, Boston Properties (2016 to present);
Director, Marriott International, Inc. (2016 to 2020)
Robert J. Gerrard, Jr. (1952) 2019 [205]	Advisory Board Member, Pipeline Crisis/Winning Strategies, a
collaborative working to improve opportunities for young African
Americans (1997 to 2016); Chair of the Board, Price Mutual Funds (July
2018 to present) and Price Funds (July 2019 to present)

T. ROWE PRICE QM U.S. BOND ETF

INDEPENDENT DIRECTORS(a) (continued)
Paul F. McBride (1956) 2019 [205]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)
Kellye L. Walker(c) (1966) 2021 [205]	Executive Vice President and Chief Legal Officer, Eastman Chemical
Company (April 2020 to present); Executive Vice President and Chief
Legal Officer, Huntington Ingalls Industries, Inc. (January 2015 to March
2020); Director, Lincoln Electric Company (October 2020 to present)
(a) All information about the independent directors was current as of December 31, 2021, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b) Effective April 27, 2022, Mr. Daniels resigned from his role as an independent director of the Price Complex.
(c) Effective November 8, 2021, Ms. Walker was appointed as an independent director of the Price Complex.
INTERESTED DIRECTORS(a)
Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
David Oestreicher (1967) 2020 [205]	Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price
Investment Services, Inc., T. Rowe Price Retirement Plan Services,
Inc., and T. Rowe Price Services, Inc.; Director and Secretary,
T. Rowe Price Investment Management, Inc. (Price Investment
Management); Vice President and Secretary, T. Rowe Price
International (Price International); Vice President, T. Rowe Price Hong
Kong (Price Hong Kong), T. Rowe Price Japan (Price Japan), and
T. Rowe Price Singapore (Price Singapore); General Counsel, Vice
President, and Secretary, T. Rowe Price Group, Inc.; Chair of the
Board, Chief Executive Officer, President, and Secretary, T. Rowe
Price Trust Company; Principal Executive Officer and Executive Vice
President, all funds
Robert W. Sharps, CFA, CPA(b) (1971) 2019 [0]	Director and Vice President, T. Rowe Price; Director, Price Investment Management; Chief Executive Officer and President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company

T. ROWE PRICE QM U.S. BOND ETF

INTERESTED DIRECTORS(a) (continued)
Eric L. Veiel, CFA (1972) 2022 [205]	Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
  (a) All information about the interested directors was current as of January 1, 2022, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
  (b) Effective February 3, 2022, Mr. Sharps resigned from his role as an interested director of the Price Complex.
OFFICERS
Position Held With Fixed Income ETFs	Principal Occupation(s)
Christopher P. Brown (1977) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Armando (Dino) Capasso (1974) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price and Price Investment Management; Vice President, T. RowePrice Group, Inc.; formerly, Chief Compliance Officer, PGIM Investments LLC and AST Investment Services, Inc. (ASTIS) (to 2022); Chief Compliance Officer, PGIM Retail Funds complex and Prudential Insurance Funds (to 2022); Vice President and Deputy Chief Compliance Officer, PGIM Investments LLC and ASTIS (to 2019); Senior Vice President and Senior Counsel, Pacific Investment Management Company LLC (to 2017)
Timothy Coyne (1967) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Anna Alexandra Dreyer, Ph.D., CFA (1981) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Alan S. Dupski, CPA (1982) Principal Financial Officer, Vice President, and Treasurer	Vice President, Price Investment Management, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Joseph B. Fath, CPA (1971) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Gary J. Greb (1961) Vice President	Vice President, Price Investment Management, T. Rowe Price, Price International, and T. Rowe Price Trust Company
Paul Greene II (1978) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.,
Cheryl Hampton, CPA (1969) Vice President	Vice President, T. Rowe Price; formerly, Tax Director, Invesco Ltd. (to 2021); Vice President, Oppenheimer Funds, Inc. (to 2019)

T. ROWE PRICE QM U.S. BOND ETF

OFFICERS (continued)
Ann M. Holcomb, CFA (1972) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Thomas J. Huber, CFA (1966) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.,and T. Rowe Price Trust Company
Stephon Jackson, CFA (1962) Co-president	Director and President, Price Investment Management; Vice President, T. Rowe Price Group, Inc.
Benjamin Kersse, CPA (1989) Vice President	Vice President, T. Rowe Price
Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Robert M. Larkins, CFA (1973) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
John D. Linehan, CFA (1965) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Kevin Patrick Loome, CFA (1967) Executive Vice President	Vice President, Price Investment Management and T. RowePrice Group, Inc.
Paul M. Massaro, CFA (1975)* Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Joshua Nelson (1977) Co-president	Vice President, T. Rowe Price and T. Rowe Price Group, Inc. Price International, and T. Rowe Price Trust Company
Jason Nogueira (1974) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Alexander S. Obaza (1981) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Fran M. Pollack-Matz (1961) Vice President and Secretary	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.
Jason Benjamin Polun, CFA (1974) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Shannon H. Rauser (1987) Assistant Secretary	Assistant Vice President, T. Rowe Price
Megan Warren (1968) Vice President	OFAC Sanctions Compliance Officer and Vice President, Price Investment Management; Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company
  Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.
*   Effective November 1, 2022, Mr. Massaro will be appointed as Executive Vice President of the T. Rowe Price Exchange-Traded Funds, Inc.

100 East Pratt Street
Baltimore, MD 21202
Call 1-800-638-5660 to request a prospectus or summary prospectus; each includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing.
202212-2401562
T. Rowe Price Investment Services, Inc.
ETF989-050 12/22

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Ms. Teresa Bryce Bazemore qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Bazemore is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d)     Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

	2022	2021
Audit Fees	$36,462	$15,095
Audit-Related Fees	-	-
Tax Fees	6,563	3,314
All Other Fees	-	-

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,760,000 and $3,600,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.  Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.   Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Exchange-Traded Funds, Inc.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	December 16, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	December 16, 2022

By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	December 16, 2022